UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_]    Preliminary Proxy Statement                   [_]  Confidential, For Use
[X]    Definitive Proxy Statement                           of the Commission
[_]    Definitive Additional Materials                      Only as permitted
[_]    Soliciting Material Pursuant to Rule 14a-12          by Rule 14a-6(e)(2))



                       ADVANCED ENGINE TECHNOLOGIES, INC.
                 ----------------------------------------------
                (Name of Registrant as Specified in Its Charter)


     ----------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment  of Filing Fee (Check the appropriate box):

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     0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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




                       ADVANCED ENGINE TECHNOLOGIES, INC.
                     11150 W. Olympic Boulevard, Suite 1050
                          Los Angeles, California 90064

                    ________________________________________

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                    ________________________________________


TO OUR SHAREHOLDERS:

     Notice is hereby given that the Annual Meeting of Shareholders (the "Annual Meeting") of ADVANCED ENGINE TECHNOLOGIES, INC. (the "Company"), will be held at the LAX Hilton Hotel, 5711 W. Century Boulevard, Los Angeles, California 90045, on November 5, 2004, at 10:00 a.m., local time. A Proxy Card and a Proxy Statement for the Annual Meeting are enclosed.

     At the Annual Meeting the Company's shareholders will be asked to consider and vote upon:

     1. The election of four (4) directors to the Board of Directors, for a term to expire at the next annual meeting or until their respective successors are elected and qualified.

     2. The ratification of independent auditors, Singer Lewak Greenbaum & Goldstein LLP, for the fiscal year ended June 30, 2004.

     3. Consideration of any matters which may properly come before the Annual Meeting, or any adjournments or postponements thereof. At this time, the Board of Directors is not aware of any other business to come before the Annual Meeting.

     Any action may be taken on any one of the foregoing proposals at the Annual Meeting on the date specified above or on any date or dates to which the Annual Meeting may be adjourned or postponed. Only shareholders of record as of the close of business on October 8, 2004 are entitled to notice of and to vote at the Annual Meeting. Our stock transfer books will remain open. There is printed on the following pages a Proxy Statement to which your attention is invited. Please read it carefully.

     You are requested to fill in and sign the enclosed form of proxy which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Annual Meeting in person.

                                       By Order of the Board of Directors

                                       /s/ Carroll Shelby
                                       ------------------
                                       Carroll Shelby, President and Director

Los Angeles, California
October 14, 2004

     YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID, ADDRESSED ENVELOPE. IF YOU ATTEND THIS ANNUAL MEETING, YOU MAY VOTE EITHER IN PERSON OR BY YOUR PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.

                       ADVANCED ENGINE TECHNOLOGIES, INC.
                     11150 W. Olympic Boulevard, Suite 1050
                          Los Angeles, California 90064

                                 _______________

                                 PROXY STATEMENT
                                 _______________

                         ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON NOVEMBER 5, 2004



                             INTRODUCTORY STATEMENT

     This Proxy Statement and accompanying proxy are furnished in connection with a solicitation of proxies by the Board of ADVANCED ENGINE TECHNOLOGIES, INC. (the "Company") for use at the Annual Meeting of our Shareholders (the "Annual Meeting"), to be held at the LAX Hilton Hotel, 5711 W. Century Boulevard, Los Angeles, California 90045, on November 5, 2004, at 10:00 a.m., local time, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. References in this document to "us," "we," or "the Company" refer to ADVANCED ENGINE TECHNOLOGIES, INC.

     Shareholders of record at the close of business on October 8, 2004 will be entitled to receive notice of and to vote at the Annual Meeting. Each share of common stock is entitled to one vote for each matter submitted to a vote at the Annual Meeting. Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If the enclosed form of proxy is executed and returned, it nevertheless may be revoked by giving another proxy or by letter or telegram directed to us. Any such revocation must show the shareholder's name and must be received prior to the commencement of the Annual Meeting in order to be effective. Additionally, any shareholder attending the Annual Meeting in person, who wishes to do so, may vote by ballot at the Annual Meeting, thereby canceling any proxy previously given. Where no instructions are indicated, proxies will be voted (i) "FOR" the four (4) persons named in this Proxy Statement as our management's nominees for election to the Board of Directors, (ii) "FOR" the ratification of Singer Lewak Greenbaum & Goldstein LLP as our independent public accountants, and (iii) in the discretion of the proxyholders named in the enclosed proxy with respect to any other matters which may properly come before the Annual Meeting, or any adjournments or postponements thereof. We plan to mail proxy materials to shareholders of record on or about October 14, 2004

                VOTING SECURITIES, PRINCIPAL HOLDERS AND SECURITY
                             OWNERSHIP OF MANAGEMENT

     All voting rights are vested exclusively in the holders of our common stock, with each share entitled to one vote. Only shareholders of record at the close of business on October 8, 2004 are entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. As of October 8, 2004, we had 33,815,000 shares of common stock outstanding.

     Pursuant to the Company's Amended and Restated By-Laws, a majority of the outstanding shares of common stock, or 16,907,501 shares of common stock, represented in person or by proxy, will constitute a quorum for the transaction of business. Shares of the Company's common stock represented by proxies which are marked "abstain" or which are not marked will be counted as shares present for purposes of determining the presence of a quorum on all matters. Proxies relating to "street name" shares that are voted by brokers will be counted as shares present for purposes of determining the presence of a quorum on all matters, but will not be treated as shares having voted at the Annual Meeting as to any proposal as to which authority to vote is withheld by the broker. Director elections are decided by a plurality of shares of common stock represented in person or by proxy and voting on the issue at the Annual Meeting. The ratification of the Company's independent auditors requires the affirmative vote of a majority of the shares of common stock represented in person or by proxy and voting at the Annual Meeting.

The following table sets forth, as of October 8, 2004, the number of shares of Common Stock beneficially owned by (i) each person who was known by us to own beneficially more than five percent (5%) of our Common Stock; (ii) our directors; (iii) our executive officers; and (iv) our directors and officers as a group. As of October 8, 2004, there were 33,815,000 shares of Common Stock issued and outstanding.



Name & Address Of Beneficial Owner          Amount and Nature of   Percent of
                                            Beneficial Ownership    Class (1)
------------------------------------------------------------------------------

Robert E./Margaret M. Petersen                     22,987,153(2)      67.98%
6420 Wilshire Blvd./20th Floor
Los Angeles, California 90048

Estate of Paul Ebbage                               4,981,619(3)      14.73%
4 Spica Street
Coorparoo
Brisbane, QLD Australia, 4151

Steven Charles Manthey                              5,621,619(4)      16.62%
c/o Advanced Engine Technologies, Inc.
11150 W. Olympic Blvd. Suite 1050
Los Angeles, California 90064

Carroll Shelby                                      2,420,000(5)       7.16%
c/o Advanced Engine Technologies, Inc.
11150 W. Olympic Blvd. Suite 1050
Los Angeles, California 90064

Alexandria Phillips                                   501,000(6)       1.48%
c/o Advanced Engine Technologies, Inc.
11150 W. Olympic Blvd. Suite 1050
Los Angeles, California 90064

Noel Holmes                                           395,000(7)       1.17%
c/o Advanced Engine Technologies, Inc.
11150 W. Olympic Blvd. Suite 1050
Los Angeles, California 90064

M. Neil Cummings                                      332,389(8)          *
c/o Advanced Engine Technologies, Inc.
11150 W. Olympic Blvd. Suite 1050
Los Angeles, California 90064

John Luft                                             300,000(9)          *
c/o Advanced Engine Technologies, Inc.
11150 W. Olympic Blvd. Suite 1050
Los Angeles, California 90064

Directors and Executive Officers as a Group         9,769,021         28.89%
* Less than 1%.

1) Applicable percentage of ownership is based on 33,815,000 shares of our common stock outstanding as of October 8, 2004. Shares of our common stock that a person has the right to acquire within 60 days of October 8, 2004 are deemed outstanding for purposes of computing the percentage ownership of the person holding such rights, but are not deemed outstanding for purposes of computing the percentage ownership of any other person, except with respect to the percentage ownership of all directors and executive officers as a group.


2) Includes 13,195,534 shares that are directly owned by the Petersen Trust. Robert E. and Margaret M. Petersen (the "Petersens") are the trustees of the Petersen Trust. Also includes 4,000,000 shares of our common stock issuable upon the exercise of outstanding options granted to Mr. Petersen which were subsequently transferred to the Petersen Trust. The Company has been informed that the remaining 5,791,619 shares are beneficially owned by Steven Charles Manthey, one of our directors, but are subject to a voting agreement dated as of September 27, 2001 between Mr. Manthey and the Petersens, individually and as trustees of the Petersen Trust, pursuant to which Mr. Manthey has agreed to vote such shares at all shareholder meetings in the same manner that shares beneficially owned by the Petersens and the Petersen Trust are voted at such shareholder meetings, other than in circumstances where any proposal, resolution or issue at any such shareholder meeting relates to Mr. Manthey personally or during any period that Mr. Manthey ceases to be a director of the Company. The voting agreement is for a term of 20 years, or for so long as the Company continues to do business as a corporate entity, whichever is longer. The Company has been informed that the Petersens and the Petersen Trust have no economic interest in or investment control with respect to the shares beneficially owned by Mr. Manthey.

3) Includes 3,981,619 shares that are held of record by Macro Management Group, Inc. and 1,000,000 shares that are held of record by Resolution Services Ltd., all of which the Company understands are beneficially owned by the Estate of Paul Ebbage.

4) Includes 3,950,000 shares that are held of record by Trinity Enterprises S.A. and 1,781,619 shares that are held of record by Goldwater Estates Inc., all of which the Company has been informed are beneficially owned by Steven Charles Manthey. Also includes 50,000 shares of our common stock issuable upon the exercise of outstanding options granted to Mr. Manthey under the Company's 2000 Stock Incentive Plan, as amended.

5) Includes 2,000,000 shares of our Common Stock issuable upon the exercise of outstanding options granted to Mr. Shelby under the Company's 2000 Stock Incentive Plan, as amended.

6) Includes 375,000 shares of our common stock issuable upon the exercise of outstanding options granted to Ms. Phillips under the Company's 2000 Stock Incentive Plan, as amended.

7) Includes 375,000 shares of our common stock issuable upon the exercise of outstanding options granted to Mr. Holmes under the Company's 2000 Stock Incentive Plan, as amended.

8) Includes 275,000 shares of our common stock issuable upon the exercise of outstanding options granted to Mr. Cummings under the Company's 2000 Stock Incentive Plan, as amended.

9) Includes 300,000 shares of our common stock issuable upon the exercise of outstanding options granted to Mr. Luft under the Company's 2000 Stock Incentive Plan, as amended.

                       ACTION TO BE TAKEN UNDER THE PROXY

     Proxies in the accompanying form that are properly executed and returned will be voted at the Annual Meeting in accordance with the instructions thereon. Any proxy upon which no instructions have been indicated with respect to a specific matter will be voted as follows with respect to such matter: (i) "FOR" the election of the four (4) persons named in this Proxy Statement as our management's nominees for election to the Board of Directors; (ii) "FOR" the ratification of Singer Lewak Greenbaum & Goldstein LLP as our independent auditors; and (iii) in the discretion of the proxyholders named in the enclosed proxy with respect to any other matters which may properly come before the Annual Meeting, or any adjournments or postponements thereof.

     Management knows of no other matters, other than those stated above, to be presented for consideration at the Annual Meeting. If, however, any other matters properly come before the Annual Meeting, the proxyholders named in the enclosed proxy intend to vote such proxy in accordance with their judgment on such matters. The proxyholders named in the enclosed proxy may also, if they deem it advisable, vote such proxy to adjourn the Annual Meeting from time to time.

                              ELECTION OF DIRECTORS
                         (Item No. 1 on the Proxy Card)

     Our Amended and Restated By-Laws provide that the Board of Directors will consist of not less than three (3) nor more than seven (7) directors. The Board of Directors previously fixed the number of directors at four (4). It is proposed that our four (4) current directors be re-elected to our Board of Directors, each such director to hold office until the next Annual Meeting of shareholders or until his or her successor is elected and qualified. It is the intention of the proxyholders named in the accompanying form of proxy to vote each properly completed proxy "FOR" the election of the four (4) nominees set forth on the proxy form unless a shareholder specifically indicates in its, his or her proxy that it, he or she desires to withhold authority from voting for the election of certain nominees to office. The Board of Directors does not contemplate that any nominee will be unable to serve as a director for any reason, but if that should occur prior to the Annual Meeting, the Board of Directors reserves the right to substitute another person(s) of its choice as nominee(s). If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend.

     Pursuant to the terms of our Articles of Incorporation, every shareholder voting for the election of directors is entitled to one vote for each share. A shareholder may vote each share once for one nominee to each of the director positions being filled. A shareholder may not cumulate votes. Pursuant to our Amended and Restated By-Laws, each nominee must be approved by a plurality of shares of common stock represented in person or by proxy and voting in the election of directors at the Annual Meeting.

     The Company has nominated the following individuals to be elected as directors at the Annual Meeting:

          Name                               Age          Current Position
          ----                               ---          ----------------
Noel Holmes                                  56              Director
Steven Charles Manthey                       44              Director
Alexandria Phillips                          57         Director, Treasurer
Carroll Shelby                               81         Director, President

         Our current executive officers, their ages and positions held in the Company, are as follows:

          Name                               Age               Position
          ----                               ---               --------
John Luft                                    48        Chief Operating Officer
M. Neil Cummings                             53               Secretary


     Our directors will serve in such capacity until the next annual meeting of our shareholders and until their successors have been elected and qualified. Our officers serve at the discretion of our directors. There are not any arrangements or understandings between any of our directors or officers or any other person pursuant to which any officer or director was or is to be selected as an officer or director.

     Biographical information follows for each individual nominated to be elected as directors at the Annual Meeting and for our executive officers.

     Carroll Shelby - President, Director

     Carroll Shelby has over 50 years of successful experience in the engine industries. He has been inducted into a number of automotive-related Halls of Fame. Mr. Shelby has been our president since May 2000 and one of our directors since 1998.

     Mr. Shelby is a founder and director of:

                  Shelby American, Inc.
                  Carroll Shelby International Inc.
                  Carroll Shelby Licensing, Inc.
                  Shelby Technologies
                  Carroll Shelby Enterprises
                  Carroll Shelby Children's Foundation
                  International Chili Society
                  Shelby Automobiles, Inc.

     M. Neil Cummings - Secretary

     M. Neil Cummings has been a practicing lawyer in the State of California since 1977 and was a partner for many years in the Los Angeles law firm of Walker, Wright, Tyler & Ward. In July 1995, Mr. Cummings founded, and is currently the owner and president of, M. Neil Cummings and Associates, a professional law corporation that focuses on the area of business law, with an emphasis on licensing and intellectual property in the context of existing and emerging modes of ground transportation. Mr. Cummings has been our secretary since 1999.

     John Luft - Chief Operating Officer

     John Luft was the director of resorts/attractions marketing for the Walt Disney Corporation at the Walt Disney World (WDW) Resort in Orlando, Florida from 1992 to 1994. From 1985 to 1992, Mr. Luft was the corporate director of U.S. marketing for Hilton Hotels Corporation and from 1994 to 1999 he served as Hilton's director of global and strategic partnership & product development. He also served as the senior vice president of global marketing and sales and business development at SkyNet Holdings, Inc. from 1999 to 2000. Mr. Luft earned a BA degree from the University of Southern California in Marketing and Speech Communications. Mr. Luft has been our chief operating officer since September 2001. Mr. Luft is also president, chief financial officer and director of Carroll Shelby International, Inc. and president of Carroll Shelby Licensing, Inc.

     Alexandria Phillips - Director/Treasurer

     Alexandria Phillips brings to the Company her years of wide ranging experience and expertise as a tax advisor and financial consultant to Robert E. Petersen and entities controlled by Mr. Petersen. Ms. Phillips resides in Southern California and has been our treasurer since 2000 and one of our directors since 1999.

     Noel Holmes - Director

     Noel Holmes was born and resides in Australia, but spends a good deal of time in Southern California, while maintaining a diverse international business and accounting practice. Mr. Holmes commenced his career as a chartered accountant in 1968, gained an Australian public practicing certificate in 1973 and practiced as a senior partner in a firm of Chartered Accountants since 1974. Mr. Holmes is a director of private investment and property companies in the United States, Australia, Singapore, the United Kingdom, Malaysia, Hong Kong, China, The Netherlands and New Zealand. Mr. Holmes has been one of our directors since 1999.

     Steven Charles Manthey - Director

     Steven Charles Manthey is an inventor and conducts research and development in connection with engines and related devices. Mr. Manthey has been one of our directors since 2001.

Meetings and Committees of the Board of Directors

     Between July 1, 2003 and June 30, 2004 the Board of Directors met 3 times. During that time, each incumbent director attended 75 percent or more of the meetings of the Board of Directors. The Board of Directors does not have a standing Audit Committee, Compensation Committee or Nominating Committee.

The Board of Directors does not have a Nominating Committee because of the small number of directors serving on the board, and the Board of Directors believes it is important to have all of its members involved in its nominating responsibilities. The Board of Directors as a whole conducts the nominating process, including identifying, evaluating, interviewing and selecting director candidates. The Company is not a listed issuer as defined in Section 10A-3 of the Securities and Exchange Act of 1934; however, 2 are independent directors as defined by NASD rule 4200(a)(15), which is applicable to issuers listed on The Nasdaq Stock Market

Because there are only a few directors serving on the Board of Directors, the Board does not have a policy with regard to the consideration of director candidates recommended by security holders but welcomes such recommendations. Recommendations for director candidates should be sent to Advanced Engine Technologies Inc., 11150 West Olympic Blvd., Suite 1050, Los Angeles, California, 90064, Attention John Luft. The qualifications for nominees recommended by the Board of Directors and by security holders are the same: integrity, sound business judgment and commitment to fulfilling the responsibilities of the board's membership and to meeting all legal and regulatory requirements. The Company's Board of Directors attempts to attract director candidates with diverse backgrounds and experience. The Company does not pay a fee to any third party to identify or evaluate or assist in identifying or evaluating potential nominees.

The Board of Directors welcomes communications from security holders. Please direct such communications to Advanced Engine Technologies Inc., 11150 West Olympic Blvd., Suite 1050, Los Angeles, California, 90064, Attention John Luft . All communications should include the security holder's name and address. All such security holders' communications, except for communications of a business solicitation nature, will be forwarded to each director.

The Board of Directors does not require directors to attend the Annual Meeting of Shareholders. Two of the four members attended last year's Annual Meeting of Shareholders.


       Report of the Board of Directors in its Role as the Audit Committee

     Management is responsible for the Company's internal controls, financial reporting process and compliance with laws and regulations and ethical business standards. The Company's independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and for issuing a report thereon. The Board of Directors' responsibility is to monitor and oversee these processes.

     In this context, the Board of Directors has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Board of Directors discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

     The Company's independent auditors also provided to the Board of Directors the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Board of Directors discussed with the independent accountants that firm's independence.

     Based upon the Board of Directors' review and discussions referred to above, the Board of Directors recommended that the Company's audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 2004, filed with the Securities and Exchange Commission.

                                         Submitted by the Board of Directors,

                                         Noel Holmes
                                         Steven Charles Manthey
                                         Alexandria Phillips
                                         Carroll Shelby

     October 8, 2004



Compensation of Directors

In August 2003, we granted our directors a total of 90,000 shares of Common Stock in consideration for their services as directors of the Company as follows:



                                                Number of Shares of
           Name of Director                         Common Stock
      Noel Holmes                                          20,000
      Steven Charles Manthey                               10,000
      Alexandria Phillips                                  20,000
      Carroll Shelby                                       30,000
      Richard Ronzi                                        10,000
                                                        ---------
      Total                                                90,000
                                                        =========



                 Certain Relationships and Related Transactions

We have paid research and development costs and rent to a company owned by Carroll Shelby, our president, a director and a shareholder, in the amount of $392,855 for the fiscal year ended June 30, 2004 and in the amount of $376,284 for the fiscal year ended June 30, 2003.

On July 15, 1998, we entered into a joint venture agreement with Mr. Shelby to develop the OX2 engine for use in a standard application for motor vehicles and to promote the OX2 engine to the automotive industry. Mr. Shelby received 300,000 shares of Common Stock for the initial joint venture agreement. The agreement expired on December 31, 2001.

We have paid legal fees and have reimbursed expenses, including rent, to a company that is owned by M. Neil Cummings, our secretary and a shareholder, in the amount of $73,067 for the fiscal year ended June 30, 2004, and in the amount of $97,292 for the fiscal year ended June 30, 2003. As of June 30, 2004, we have an outstanding receivable of $21,000, from a company owned by Mr. Cummings to reimburse Mr. Cummings' company for the build-out of office space.

On May 23, 2000 we entered into an agreement with Steven Charles Manthey, a director, to provide research and development products and services related to the OX2 engine. On October 15, 2001, we entered into a new agreement with Mr. Manthey and OX2 Engine Development PTY Limited, a company wholly-owned by Mr. Manthey, to provide research and development products and services related to the OX2 engine, which superceded the May 2000 agreement with Mr. Manthey. The agreement was amended in January 2002 and April 2002. Pursuant to the agreement, we paid consulting fees to Mr. Manthey in the amount of $80,000 for the fiscal year ended June 30, 2003 and $73,326 for the fiscal year ended June 30, 2004. In addition, in the fiscal year ended June 30, 2003 we repurchased 10,000 shares of our Common Stock from OX2 Engine (Development) PTY Limited, for $20,000. In the fiscal year ended June 30, 2002 we repurchased 170,000 shares of our Common Stock from OX2 Engine (Development) PTY Limited, for $340,000.

In May 2002 we granted immediately vested options to purchase Common Stock, at an exercise price of $0.3076 per share, to certain of our officers, directors and to Robert E. Petersen in connection with consulting services provided to the
Company:


                                                        Number of Shares of
                Name             Current Position         Common Stock
---------------------------------------------------------------------------

M. Neil Cummings                     Secretary                175,000
Noel Holmes                          Director                 175,000
John Luft                     Chief Operating Officer         200,000
Steven Charles Manthey               Director                  50,000
Robert E. Petersen(1)                    --                 2,000,000
Alexandria Phillips             Director, Treasurer           175,000
Richard C. Ronzi                         --                   175,000
Carroll Shelby                  Director, President         1,000,000


(1) These stock options were subsequently transferred to the R.E. & M. Petersen Living Trust DTD 1/17/83.


Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that our officers and directors, and persons who beneficially own more than ten percent of our Common Stock, file reports of ownership and changes in ownership with the commission. These reporting persons are also required to furnish us with copies of all Section 16(a) forms they file. To our knowledge, the following persons have failed to file, on a timely basis, the identified Section 16(a) reports during the most recent fiscal year:

                                                                   Number of
                                                               Transactions that
                                                               Were Not Reported
                                                               On a timely basis  Known Failures to File a
    Name and Principal Position      Number of Late Reports                            Required Report
-------------------------------      ----------------------    -----------------  ------------------------
Carroll Shelby,                                0                       1                      1
President and Director
Alexandria Phillips,                           0                       0                      0
Treasurer and Director
Noel Holmes,                                   0                       1                      1
Director
Steven Charles Manthey,                        0                       1                      1
Director
Richard Ronzi,                                 0                       1                      1
Director


                             EXECUTIVE COMPENSATION

The following table sets forth information regarding the annual and long-term compensation paid to our executive officers during the last fiscal year.

                                           SUMMARY COMPENSATION TABLE


--------------------------------------------------------------------------------------------------------------------
                                   Annual Compensation                          Long-Term Compensation

--------------------------------------------------------------------------------------------------------------------
                                                                          Awards                        Payouts

--------------------------------------------------------------------------------------------------------------------
                                                       Other                Securities                      All
                                                       Annual  Restricted   Underlying                     Other
                                                      Compen-     Stock      Options/        LTIP         Compen-
                                Salary      Bonus      sation   Award(s)       SARs        Payouts        sation
Name And Principal      Year      $           $          $          $                        ($)            ($)
Position
--------------------------------------------------------------------------------------------------------------------
Carroll Shelby,          2004   60,000       --           --           --          --          --
President, Director
                         2003   60,000       --           --           --          --          --     $     8,250(1)

                         2002   60,000       --           --           --    1,000,000         --     $     3,300(2)


--------------------------------------------------------------------------------------------------------------------
John Luft,               2004   62,500       --           --           --          --          --             --
Chief Operating Officer
                         2003   62,500       --           --           --          --          --             --
                                                                              200,000
                         2002   51,562       --           --           --                      --             --

--------------------------------------------------------------------------------------------------------------------

     (1) Represents the market value of 30,000 shares of Common Stock granted to Mr. Shelby during the last fiscal year in respect of services for fiscal year ended June 30, 2003, based on an average between the closing bid and ask prices of $0 .275 per share on August 27, 2003, the date of grant. These shares were granted under the Company's 2000 Stock Incentive Plan, as amended.

     (2) Represents the market value of 10,000 shares of Common Stock granted to Mr. Shelby during the fiscal year ended June 30, 2003 for services performed during the fiscal year ended June 30, 2002, based on an average between the closing bid and ask prices of $0.33 per share on August 16, 2002, the date of grant. These shares were granted under the Company's 2000 Stock Incentive Plan, as amended.

Option Grants in the Last Fiscal Year

     There were no options granted to our executive officers during the last fiscal year.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End Option
Values

    ------------------------------------------------------------------------------------------
                                                 Number of Securities
                                                      Underlying
                                                  Unexercised Options   Value of Unexercised
                                                       at FY-End       In-The-Money Options at
                     Shares Acquired   Value         Exercisable/        FY-End Exercisable/
    Name               on Exercise    Realized       Unexercisable          Unexercisable
    ------------------------------------------------------------------------------------------
    John Luft               -             -            300,000/0                $0/$0
    ------------------------------------------------------------------------------------------
    Carroll Shelby          -             -          2,000,000/0                $0/$0
    ------------------------------------------------------------------------------------------


          RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                         (Item No. 2 on the Proxy Card)

Ratification of Independent Auditors

     We have appointed independent public auditors Singer Lewak Greenbaum & Goldstein LLP ("Singer Lewak") for the fiscal year ended June 30, 2004. This appointment will be submitted to the shareholders for ratification at the Annual Meeting.

     The submission of the appointment of Singer Lewak is not required by law or the Amended and Restated By-Laws of the Company. The Board of Directors is nevertheless submitting it to the shareholders to ascertain their views. If the shareholders do not ratify the appointment, the selection of other independent public auditors will be considered by the Board of Directors. To be adopted, the resolution requires the affirmative vote of a majority of the shares voting at the Annual Meeting. The Board of Directors recommends a vote "FOR" the resolution. Representatives of Singer Lewak are not expected to be present at the Annual Meeting.

Audit Fees

The Company engaged Singer, Leewak, Greenbaum & Goldstein, LLP (SLGG) as its Independent Public accountants to audit the June 30, 2004 fiscal year. The estimated audit fee for the 2004 audit is $25,000. The following table sets forth fees for services SLGG provided during fiscal year



      Audit Fees(1)                           2003       2002
                                              ----       ----
      Audit-related fees(2)             $   40,138    $ 33,259
      Tax fees(3)                           4,7470       4,400
      All other fees(4)                          0
                  Total                 $   44,885    $ 37,659


(1) Represents fees for professional services paid to SLGG provided in connection with the audit of Advanced Engine Technologies, Inc.'s (AET's) annual financial statements for 2003 and review of AET's quarterly financial statements, advice on accounting matters that arose during the audit and audit.

(2) During the fiscal 2003 year, AET did not incur any fees for assurance services not related to financial statement audits.

(3) Represents fees for services and advice provided in connection with preparation of AET's federal and state (California) tax returns.

(4) During 2003, the Company did not incur any other fees related to AET's financial statements and other services provided.

     Generally, the Audit Committee approves in advance audit and non-audit services to be provided by the Company's independent auditors. In other cases, in accordance with Rule 2-01(c)(7) of Securities and Exchange Commission Regulation S-X, the Audit Committee has delegated pre-approval authority to the Chairman of the Audit Committee for matters which arise or otherwise require approval between regularly scheduled meetings of the Audit Committee, provided that the Chairman report such approvals to the Audit Committee at the next regularly scheduled meeting of the Audit Committee.



                                  OTHER MATTERS

     As of the date of this Proxy Statement, our management has no knowledge of any business, other than previously described herein, which should be presented for consideration at the Annual Meeting. In the event that any other business is presented at the Annual Meeting, it is intended that the proxyholders named in the enclosed proxy will have authority to vote such proxy in accordance with their best judgment on such business.

                              SHAREHOLDER PROPOSALS

     According to Rule 14a-8 under the Securities Exchange Act of 1934, a shareholder may require that certain proposals suggested by shareholders be voted on at a shareholders Annual Meeting. Information concerning such proposals must be submitted to the Company for inclusion in its Proxy Statement. Such proposals for inclusion in the Company's proxy materials relating to the next annual meeting of the Company must be received by the Company not later than [June 6, 2005. However, the Company may elect to hold its next annual meeting at a different time of year than the time of year of this Annual Meeting. If the Company elects to hold its next annual meeting at a time of year that is more than thirty (30) days from the time of year of this Annual Meeting, then such shareholder proposals would have to be received by the Company a reasonable time before the Company begins to print and mail its proxy materials.

                          ANNUAL REPORT TO SHAREHOLDERS

     The Company's Annual Report to Shareholders on Form 10-KSB for the fiscal year ended June 30, 2004, including financial statements, has been mailed with these materials to all shareholders of record. Any shareholder who has not received a copy of such Annual Report on Form 10-KSB may obtain a copy by writing to us. Such Annual Report on Form 10-KSB is not to be treated as part of the proxy solicitation material, nor as having been incorporated by reference.

                             SOLICITATION OF PROXIES

     The cost of solicitation will be borne by us. In addition to the use of mailings, proxies may be solicited by personal interview or telephone, by directors, officers and regular employees of the Company, without special compensation therefore. We will reimburse brokerage firms and other custodians, nominees, and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of common stock.

      NOTICE TO BANKS, BROKERS/DEALERS, VOTING TRUSTEES, AND THEIR NOMINEES

         Please advise us, in care of our corporate address, whether any other persons are the beneficial owners of the shares of common stock for which proxies are being solicited from you, and, if so, the number of copies of the Proxy Statement, and other soliciting materials, you wish to receive in order to supply copies to the beneficial owners of shares.


                                            ADVANCED ENGINE TECHNOLOGIES, INC.

                                            By: /s/ Carroll Shelby
                                            ----------------------
                                            Carroll Shelby, President


Dated: October 14, 2004

                                      PROXY
                       ADVANCED ENGINE TECHNOLOGIES, INC.
                     11150 W. Olympic Boulevard, Suite 1050
                          Los Angeles, California 90064

                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

     THE UNDERSIGNED hereby appoints and constitutes Alexandria Phillips and Noel Holmes and each of them as the undersigned's true and lawful agents and proxies, with full power of substitution and revocation in each, to attend, represent and to vote the shares of common stock of the undersigned at the Annual Meeting of Shareholders (the "Annual Meeting") of ADVANCED ENGINE TECHNOLOGIES, INC. to be held at the LAX Hilton Hotel, 5711 W. Century Boulevard, Los Angeles, California 90045, on November 5, 2004, at 10:00 a.m., local time and at any adjournments or postponements thereof, on all matters coming before said Annual Meeting.

     If no instructions are indicated with respect to a specific matter, this proxy will be voted as follows with respect to such matter: (i) "FOR" the election of the four (4) persons named in Item 1 as our management's nominees for election to the Board of Directors; (ii) "FOR" the ratification of Singer Lewak Greenbaum & Goldstein LLP as our independent public auditors; and (iii) "FOR" the transaction of any other business to come before the Annual Meeting, in the discretion of the holder of this proxy.

    1. Election of Directors:

    _____    FOR all nominees listed below     _____    WITHHOLD AUTHORITY
                                                        (except as marked to
                                                        the contrary) to vote
                                                        for all nominees listed
                                                        below

            Noel Holmes, Steven Charles Manthey, Alexandria Phillips,
                                 Carroll Shelby

    (Instructions: To withhold authority to vote for any individual nominee, write the name(s) of the nominee(s) on the line below)

       __________________________________________________________________



     2. Ratification of Singer Lewak Greenbaum & Goldstein LLP as the Company's independent public auditors for the fiscal year ended June 30, 2004:

                         FOR ___ AGAINST ___ ABSTAIN ___

     3. To consider and act upon any matters which may properly come before the Annual Meeting or any adjournments or postponements thereof. The Board of Directors is not aware of any business to come before the Annual Meeting.

                         FOR ___ AGAINST ___ ABSTAIN ___


                                                     Dated: ____________ , 2004.


(Printed Name of Shareholder) ________________________________________________


(Signature of Shareholder)    ________________________________________________


     This Proxy Must Be Signed Exactly As Your Name Appears On Your Stock Certificate. Executors, Administrators, Trustees, Etc., Should Give Full Title As Such. If The Signer Is A Corporation, Please Sign Full Corporate Name By Duly Authorized Officer.


             PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY.